             AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT

                  THIS AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT, made as of December 11, 2000 (herein, together with all amendments and supplements hereto, called this "Guaranty"), by SYBRON INTERNATIONAL CORPORATION, f/k/a Sybron Acquisition Company, a Wisconsin corporation, d/b/a Apogent Technologies (herein, together with any corporation succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, called "Guarantor"), having its principal office at 10 Pleasant Street, Suite 300, Portsmouth, New Hampshire 03801, to CORPORATE PROPERTY ASSOCIATES 8, L.P., A DELAWARE LIMITED PARTNERSHIP, a Delaware limited partnership and CORPORATE PROPERTY ASSOCIATES 7 - A CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership (herein, together with their successors and assigns, collectively called "Landlord"), each having an address c/o W. P. Carey & Co., LLC, 50 Rockefeller Plaza, 2nd Floor, New York, New York 10020.

                                   WITNESSETH:

                  WHEREAS, Landlord, as lessor, has entered into (a) a Lease Agreement made as of December 21, 1988 (the "Barnstead Lease") with Barnstead Thermolyne Corporation ("Barnstead"), as lessee, covering certain real property located in Dubuque, Iowa, as more particularly described therein; (b) a Lease Agreement made as of December 21, 1988 (the "Erie Lease") with Erie Scientific Company ("Erie"), as lessee, covering certain premises located in Portsmouth, New Hampshire; and (c) a Lease Agreement made as of December 21, 1988 (the "Nalge Lease") with Nalge Company ("Nalge"), as lessee, covering certain premises located in Penfield, New York (collectively, the Barnstead Lease, the Erie Lease and the Nalge Lease, all as may be amended or modified from time to time, are referred to herein as the "Leases"; and Barnstead, Erie and Nalge are hereinafter referred to collectively as the "Tenants");

                  WHEREAS, simultaneously with the execution and delivery of this Guaranty, Landlord and each of the Tenants have entered into an Amendment of the Lease Agreement dated as of the date hereof (collectively, the "Lease Amendments");

                  WHEREAS, as a material inducement to Landlord to enter into the Leases, Guarantor made for the benefit of Landlord that certain Guaranty and Suretyship Agreement made as of December 21, 1988, guaranteeing among other things, all of Tenants obligations under the Leases (the "Original Guaranty");

                  WHEREAS, Barnstead, Erie and Nalge are indirectly wholly-owned subsidiaries of Guarantor;

                  WHEREAS, the execution and delivery of this Guaranty by Guarantor is a material inducement to Landlord to enter into the Lease Amendments and Guarantor will substantially benefit from the execution of the Lease Amendments; and

                 WHEREAS, the parties hereto wish to amend and restate the Original Guaranty in its entirety in order to correctly reflect the revised terms of the Original Guaranty.

                 NOW, THEREFORE, in consideration of the execution and delivery of the Lease Amendments and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor, intending to be legally bound, covenants and agrees with Landlord as follows:

                 1. Guarantor unconditionally and irrevocably guarantees to Landlord, as to each Lease, that (a) all Rent (as defined in such Lease), purchase prices and all other sums stated in such Lease to be payable by the Tenant thereunder, whether due by acceleration or otherwise, including costs and expenses of collection (collectively, the "Monetary Obligations") will be promptly paid in full when due, in accordance with the provisions thereof, and
(b) such Tenant will perform and observe each and every covenant, agreement, term and condition in such Lease to be performed or observed by such Tenant, including contingent obligations to offer to purchase the Leased Premises and to pay the agreed purchase price therefor as provided in the Lease (collectively, the "Performance Obligations"). If for any reason any Monetary Obligations shall not be paid promptly when due, Guarantor shall, immediately upon demand, pay the same to Landlord with interest due thereon as stated in the Lease. If for any reason such Tenant shall fail to perform or observe any Performance Obligations, Guarantor shall, immediately upon demand, perform and observe the same or cause the same to be performed or observed. In addition to the foregoing, Guarantor hereby becomes surety to Landlord for the due and punctual payment and performance of the Monetary Obligations and the Performance Obligations and Guarantor hereby waives all defenses of any nature that may be available to Guarantor as a surety and guarantor other than the defenses of payment of the Monetary Obligations and performance of the Performance Obligations.

                 2. Landlord may enforce this Guaranty without first having recourse against any Tenant, or exhausting its rights or remedies under any Lease; provided, however, that nothing herein shall prohibit Landlord from exercising its rights against Guarantor and any or all of the Tenants simultaneously, jointly or severally. This Guaranty and the obligations of Guarantor hereunder are direct, continuing, unconditional, irrevocable and absolute; this Guaranty constitutes the agreement to pay money and to act in the first instance and is not to be construed as a contract of indemnity or as a guaranty of collectibility. This Guaranty is made expressly for the benefit of Landlord and each Lender from time to time, and this Guaranty, the rights of Landlord and Lender hereunder and any partial interest herein may be assigned in whole or in part from time to time by Landlord or Lender, whether directly or by way of a grant of security herein, without the consent of Guarantor. Any Lender, whether or not such Lender is an assignee, may enforce any and all of the terms hereof as though such Lender were a party hereto. No action or failure to act on the part of Guarantor shall adversely affect or limit in any way the rights hereunder of Landlord, any Lender or any such assignee. No such assignment shall relieve Guarantor of its obligations hereunder or constitute an assumption of any such obligation on the part of any such assignee.



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

                 3. The obligations, covenants, agreements and duties of Guarantor under this Guaranty shall in no way be discharged, affected or impaired by any of the following:

                           (a) the waiver by Landlord of the performance or
                  observance by any Tenant or any other party of any of the agreements, covenants, terms or conditions contained in any Lease;

                           (b) the extension, in whole or in part, of the time
                  for payment by any Tenant of any sums owing or payable under any Lease, or of any other sums or obligations under or arising out of or on account of any Lease, or the renewal or extension of any Lease;

                           (c) any sublease by any Tenant to any other Person
                  as defined in such Tenant's respective Lease;

                           (d) any assumption by any party of any Tenant's
                  obligations under, or any Tenant's assignment of any of its interests in, the Lease to which it is a party (provided, however, if (i) any Tenant shall assign its Lease to an entity with a rating on its publicly traded unsecured senior debt of "Baa" or better from Moody's Investors Services, Inc. or with a comparable rating by Standard & Poor's Corporation, in accordance with the provisions of Paragraph 17 of such Lease,
                  (ii) such assignee shall expressly assume all obligations of such Tenant under the Lease, which arise on or after the date of such assignment, by written instrument of assumption delivered to Landlord at the time of such assignment with a duplicate original delivered to Lender which instrument incorporates no collateral matters and which does not alter the obligations under the Lease and (iii) such Tenant has fulfilled all its obligations to Landlord under the Lease which arose prior to the date of such assignment, then this Guaranty shall terminate as to such Tenant; provided, however, that this Guaranty shall not terminate with respect to any violation of the Environmental Laws which arises prior to the date of such assignment unless such assignee assumes all obligations of such Tenant under the Lease with respect to any violation of the Environmental Laws actual or contingent, which arise prior to the date of such assignment, and provided, further, that if the assignee described in clause
                  (i) above is also a Tenant Affiliate (as such term is defined in the Lease), this Guaranty shall not terminate as to such Tenant);

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

                           (e) the modification or amendment (whether material
                  or otherwise) of any provision of any Lease and Guarantor hereby consents to any such modifications and amendments and to any future terms or agreements heretofore or hereafter made by Landlord and any Tenant in accordance with the terms of such Lease;

                           (f) any failure, omission or delay on the part of
                  Landlord to enforce, assert or exercise any right, power or remedy conferred on or available to Landlord in or by any Lease or this Guaranty, or any action on the part of Landlord granting indulgence or extension in any form whatsoever;

                           (g) the voluntary or involuntary liquidation,
                  dissolution, sale of all or substantially all of the assets, marshalling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangements, composition or readjustment of, or other similar proceeding affecting Landlord, any Tenant or Guarantor or any of their assets or any impairment, modification, release or limitation of liability of Landlord, any Tenant or Guarantor or its estate in bankruptcy or of any remedy for the enforcement of such liability resulting from the operation of any present or future provision of the Federal Bankruptcy Act or other similar statute or from the decision of any court;

                           (h) a Change in Control (as defined in Exhibit "A"
                  attached hereto), upon which the survivor will be deemed to have assumed Guarantor's obligations hereunder;

                           (i) the release of any Tenant from the performance
                  or observance of any of the agreements, covenants, terms or conditions contained in any Lease or this Guaranty by operation of law;

                           (j) the power or authority or lack thereof of
                  Landlord or any Tenant to execute, acknowledge or deliver the Lease to which it is a party;

                           (k) the legality, illegality, validity or invalidity
                  of any Lease;

                           (l) any defenses whatsoever that any Tenant may or
                  might have to the payment of the Monetary


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

                  Obligations or to the performance of the Performance Obligations;

                           (m) the existence or non-existence of any Tenant as a
                  legal entity or the cessation of any Tenant being a subsidiary of Guarantor (provided, however, if (i) any Tenant shall assign its Lease to an entity with a rating on its publicly traded unsecured senior debt of "Baa" or better from Moody's Investors Services, Inc. or with a comparable rating by Standard & Poor's Corporation, in accordance with the provisions of Paragraph 17 of such Lease, (ii) such assignee shall expressly assume all obligations of such Tenant under the Lease arising on or after the date of such assignment, by written instrument of assumption delivered to Landlord at the time of such assignment with a duplicate original to Lender which instrument incorporates no collateral matters and which does not alter the obligations under the Lease and (iii) such Tenant has fulfilled all its obligations to Landlord under the Lease which arose prior to the date of such assignment, then this Guaranty shall terminate as to such Tenant; provided, however, that this Guaranty shall not terminate with respect to any violation of the Environmental Laws which arises prior to the date of such assignment unless such assignee assumes all obligations of such Tenant under the Lease with respect to any violation of the Environmental Laws actual or contingent, which arise prior to the date of such Assignment, and provided, further, that if the assignee described in clause
                  (i) above is also a Tenant Affiliate (as such term is defined in the Lease), this Guaranty shall not terminate as to such Tenant);

                           (n) any assignment by Landlord of this Guaranty
                  and/or any Lease (including an assignment by Landlord to any Lender of all of Landlord's right, title and interest in, to and under such Lease and this Guaranty, as collateral security for a Loan) and any subsequent assignment by any such Lender;

                           (o) any default by Guarantor under this Guaranty or
                  any right of setoff, counterclaim or defense (other than payment in full of the Monetary Obligations and the performance of the Performance Obligations in accordance with the terms of the Leases) that Guarantor may or might have to its respective undertakings, liabilities and obligations hereunder, each and every such defense being hereby waived by Guarantor; or

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

                           (p) any other cause, whether similar or dissimilar to
                  any of the foregoing, that might constitute a legal or equitable discharge of Guarantor (whether or not Guarantor shall have knowledge or notice thereof) other than payment in full of the Monetary Obligations and performance of the Performance Obligations.

                  Guarantor hereby consents to any and all acts and omissions referred to in clauses (a) through (f), (i), (j), (k), (n) and (p) above and agrees that no other consent or approval by Guarantor shall be required in connection therewith. Without in any way limiting the generality of the foregoing, Guarantor specifically agrees that if any Tenant's obligations under the Lease to which it is a party are modified or amended with the express written consent of Landlord and as otherwise required by Paragraph 34 of the Leases, the guaranty of Guarantor contained herein shall extend to such obligations as so amended or modified.

                  4. Guarantor hereby waives notice, demand, protest, notice of protest and delay or omission of notice of acceleration.

                  5. As to each Lease, Guarantor agrees that the occurrence of any event described in clauses (vi) or (vii) of Paragraph 19(a) of such Lease shall, for the purposes of this Guaranty, automatically constitute an Event of Default under such Lease notwithstanding any restriction which may be imposed by law on Landlord's right to formally declare the occurrence of an Event of Default under such Lease by virtue of the occurrence of any such described event, and Guarantor further agrees that any payment or performance by the Tenant under such Lease to which Landlord would be entitled upon the declaration of an Event of Default under such Lease shall automatically constitute Monetary Obligations and Performance Obligations, respectively, under this Guaranty upon the occurrence of any such described event notwithstanding any restriction which may be imposed by law on Landlord's right to assert such Obligations against such Tenant by virtue of the occurrence of any such described event. In addition, Guarantor agrees that, in the event of the rejection or disaffirmance of such Lease by the Tenant thereunder or such Tenant's trustee in bankruptcy pursuant to bankruptcy law or any other law affecting creditors' rights, Guarantor will, if Landlord or Lender so requests, assume all obligations and liabilities of such Tenant under such Lease, to the same extent as if it had been originally named instead of such Tenant as a party to such document and there had been no such rejection or disaffirmance; and Guarantor will confirm such assumption in writing at the request of Landlord or Lender upon or after such rejection or disaffirmance. Guarantor, upon such assumption, shall have all rights of such Tenant under such Lease (to the extent permitted by law).

                  6. (a) Any one or combination of any of the following shall constitute Events of Default hereunder: (i) the failure by Guarantor to perform any of its agreements contained herein in accordance with the terms hereof; (ii) any representation or warranty made by Guarantor in this Guaranty, in any other written materials provided to Lender or Landlord by Guarantor or any Tenant or in any other instrument which pertains to this Guaranty proves to be incorrect, now or hereafter, in any material respect; (iii) the entry of an order for relief by a court having jurisdiction (A) with respect to Guarantor as a debtor, bankrupt or insolvent, or (B) approving as properly filed a petition seeking commencement of a case, reorganization,


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
arrangement, adjustment or composition in respect of Guarantor under the Federal Bankruptcy Code or any other applicable Federal or state law, or (C) appointing a receiver, liquidator, assignee, trustee, United States Trustee, sequestrator (or other similar official) of Guarantor or of any substantial part of its properties, or (D) ordering the winding up or liquidation of its affairs, and in each case any such decree or order continues unstayed and in effect for a period of 30 consecutive days; (iv) the institution by Guarantor of proceedings for the commencement of a case for the entry of an order for relief as a debtor, bankrupt or insolvent, or the consent by Guarantor to the institution of bankruptcy or insolvency proceedings against Guarantor; (v) the filing by Guarantor of a petition or answer or consent or the commencement of a case seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by Guarantor to the filing of any such petition or the commencement of a case or to the appointment of a receiver, liquidator, assignee, trustee, United States Trustee, sequestrator (or other similar official) of Guarantor or of any substantial part of its property, or the making by Guarantor of an assignment for the benefit of creditors, or the failure or the admission by Guarantor in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by it in furtherance of any such action; (vi) a default under any outstanding indebtedness of the Guarantor or any of its Subsidiaries or under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any indebtedness of the Guarantor or any of its Subsidiaries or under any guarantee of payment by the Guarantor or any of its Subsidiaries of indebtedness whether such indebtedness or guarantee now exists or shall hereafter be created, if the effect of such default is to cause indebtedness at any one time aggregating in excess of $5,000,000 in principal amount to become due prior to its stated maturity or failure by the Guarantor or any of its Subsidiaries to pay at stated maturity any indebtedness of the Guarantor or any Subsidiary, or under any guarantee of payment by the Guarantor or any of its Subsidiaries of indebtedness whether such indebtedness or guarantee now exists or shall hereafter be created at any one time aggregating in excess of $5,000,000; or final judgments not covered by insurance for the payment of money which in the aggregate at any one time exceeds $10,000,000 (treating any deductibles, self insurance or retention as not so covered) shall be rendered against the Guarantor or any of its Subsidiaries by a court of competent jurisdiction and shall remain undischarged for a period (during which execution shall not be effectively stayed) of 60 days after such judgment become final and nonappealable; or (vii) the occurrence of a Change in Control Credit Event. Upon the occurrence of any such Event of Default, Landlord shall have whatever rights at law or equity it might have to enforce this Guaranty.

                  (b) Notwithstanding the foregoing, no Event of Default shall exist under Section 6(a)(vii) hereof by virtue of a Change in Control Credit Event (as defined in Exhibit "A" attached hereto) unless Guarantor shall fail to cause each Tenant to make an offer to purchase the Leased Premises as hereinafter set forth or, in the event such offer is made and accepted by Landlord, unless and until such Tenant fails to thereafter purchase the Leased Premises within the time prescribed for such purchase and otherwise in accordance with the provisions of Paragraphs 16, 27 and 32 of the Lease to which such Tenant is a party. If a Change in Control Credit Event occurs, then Guarantor shall cause each Tenant to make, within five (5) days after the attainment of a conclusive Fair Market Value of the Leased Premises (as defined in such Tenant's Lease) as determined in accordance with Paragraph 27 of the Lease, an irrevocable offer of such Tenant to purchase the Leased Premises on the first Basic Rent Payment Date occurring at least thirty (30) days after Landlord's acceptance of such offer (the "Covenant Purchase Date") for the purchase

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

price (the "Covenant Offer Amount") specified in the next sentence. The Covenant Offer Amount shall be the amount as determined in accordance with Paragraph 27 of such Lease.

                No rejection of an offer hereunder shall be effective for any purpose unless consented to by Lender. If Landlord shall reject such offer by notice to Tenant, containing the written consent of Lender to such rejection, not later than the thirtieth (30th) day following receipt of such offer by Landlord, then the breach of the covenant under Section 6(a)(vii) hereof shall be deemed waived by Landlord and the waiver shall remain in effect in the balance of the term of the Guaranty with respect to the transaction which gave rise to such breach.

                  Unless Landlord shall have rejected such offer by the foregoing notice to each Tenant not later than the thirtieth (30th) day following receipt of such Tenant's offer by Landlord, Landlord shall be conclusively presumed to have accepted such offer. If such offer is accepted by Landlord, each Tenant shall pay to Landlord the Covenant Offer Amount on the Covenant Purchase Date and, provided that no Rent or any other charge is due and unpaid under the Lease as of the Covenant Purchase Date, Landlord shall convey to each Tenant the Leased Premises (as defined in the Lease to which such Tenant is a party) in accordance with the provisions of Paragraph 16 of such Lease.

                 7. Guarantor hereby agrees that, so long as this Guaranty shall remain in effect, Guarantor shall furnish to Landlord:

                    (a) as soon as available, but in any event within 120 days after the end of each fiscal year of Guarantor, a copy of (i) the consolidated balance sheet of Guarantor and its consolidated Subsidiaries as at the end of such year and, commencing with the fiscal year ending September 30, 2000, the related consolidated statements of income and retained earnings and changes in financial position for such year, setting forth, commencing with the fiscal year ending September 30, 2000, in each case in comparative form the figures for the previous year, reported on, in all cases, without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by independent certified public accountants of nationally recognized standing, and (ii) the consolidating balance sheet of Guarantor and its consolidated Subsidiaries as at the end of such fiscal year, showing inter-company eliminations, and the related consolidating statements of income and retained earnings and changes in financial position of Guarantor and its consolidated Subsidiaries for such year, showing inter-company eliminations, setting forth, commencing with the fiscal year ending September 30, 2000 in comparative form the figures for the previous year, certified by the Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidated financial


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

                 statements of Guarantor and its consolidated Subsidiaries taken as a whole; and

                    (b) as soon as available, but in any event not later than
                 45 days after the end of each of the first three quarterly periods of each fiscal year, commencing with the fiscal year ending September 30, 2000, of Guarantor, the unaudited consolidated balance sheet of Guarantor and its consolidated Subsidiaries as at the end of each such quarter and the related unaudited consolidated statements of income and retained earnings and changes in financial position of Guarantor and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through such date, setting forth, commencing with the fiscal year ending September 30, 2000, in each case in comparative form the figures for the corresponding period of the previous year, certified, in all cases, by the Responsible Officer; and

                    (c) as soon as available, but in any event not later than
                 45 days after the end of each calendar month (other than the third, sixth, ninth and twelfth months of each fiscal year of Guarantor), the unaudited consolidated balance sheet of Guarantor and its consolidated Subsidiaries as at the end of each such month and the related unaudited consolidated and consolidating financial statements of Guarantor and its Subsidiaries as at the end of such month in form and detail similar to those customarily prepared by management of Guarantor for internal use, setting forth in each case in comparative form the figures for the corresponding period of the previous year, commencing with the fiscal year ending September 30, 2000, certified by the Responsible Officer; and

                    (d) concurrently with the delivery of the financial
                 statements referred to in subsections 7(b) and 7(c), a balance sheet and statement of earnings of each Tenant, in each case as of the date of, and for the period to which, such accompanying financial statements relate, together with a summary description of the adjustments made to produce such accompanying financial statements out of the balance sheets and statement of earnings of each Tenant;

all such financial statements to be complete and correct in all material respects (subject, in the case of interim statements, to normal year-end audit adjustments) and to be prepared in reasonable detail and in accordance with generally accepted accounting principles ("GAAP") (provided that interim statements may be condensed and may exclude detailed footnote disclosures) applied consistently throughout the periods reflected therein (except as concurred in by such accountants or officer, as the case may be, and disclosed therein and except that interim financial statements need not be restated for changes in accounting principles which require retroactive application, and operations which have been discontinued (as defined in APB Opinion No. 30) during the current year need not be shown in interim financial statements as such either for the current period or the comparable prior period).

                  As used herein the term "Subsidiaries" shall mean, with respect to Guarantor, each corporation or other entity of which a majority of the Capital Stock (as such term is defined in Exhibit "A" attached hereto) or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by Guarantor. As used herein the term "Responsible Officer" shall mean the chief financial offer of Guarantor.

                 8. Guarantor hereby represents and warrants that: (a) Guarantor is a corporation duly organized and validly existing under the laws of the State of Delaware and is duly qualified and in good standing as a foreign corporation in each of the foreign jurisdictions in which non-qualification would have a material adverse effect on Guarantor's business or operations; (b) Guarantor has the requisite power to execute this Guaranty and to perform the provisions hereof and the execution and delivery of this Guaranty has been duly and validly authorized by Guarantor; (c) neither the execution and delivery of this Guaranty nor the consummation of any transaction referred to herein or contemplated hereby nor the fulfillment of the terms hereof or of any agreement or instrument referred to in this Guaranty, has constituted or resulted in or will constitute or result in a breach of the provisions of any material contract to which Guarantor is a party or by which it is bound, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Guarantor or any Affiliate (as defined in Exhibit "A" attached hereto) of Guarantor, or result in the creation under any agreement or instrument of any security interest, lien, charge or encumbrance upon any of the assets of Guarantor; (d) all information, reports, papers and data given to Landlord by Guarantor with respect to Guarantor are accurate in all material respects and complete insofar as completeness may be necessary to give Landlord accurate knowledge of the subject matter, and there has been no material and adverse change in any condition or fact stated therein; (e) there is no action, proceeding or investigation, pending or, to the best of Guarantor's knowledge, threatened, or any term of the Guarantor's charter or by-laws or of any agreement, instrument, judgment, decree, order, statute or governmental rule or regulation applicable to Guarantor which does or might materially and adversely affect Guarantor's present or proposed business, assets, operations or condition, financial or otherwise, or affect (i) Guarantor's entering into this Guaranty or (ii) the validity and enforceability of this Guaranty; (f) no consent, approval or authorization of, or declaration or filing with, any governmental body is required in connection with the execution, delivery, validity and enforceability of this Guaranty; (g) Guarantor is not in default in the performance of any material obligation in any instrument to which it is a party or under which it is obligated; (h) to the best of Guarantor's knowledge, the representations and warranties of the Tenants in the Leases are true and, correct; and (i) there has been no material adverse change in the financial condition of Guarantor since September 30, 2000.

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

                  Guarantor further agrees that any claim or claims or liens or security interests it may now have or may in the future have against any Tenant is subordinate to such Tenant's obligations to Landlord under its respective Lease.

                 9. In the event that Guarantor shall perform any Performance Obligation or pay any Monetary Obligation under a Lease, any right of subrogation it may have shall be suspended and shall not be effective until all of the Monetary and Performance Obligations under such Lease shall be fully discharged to Landlord's and Lender's satisfaction.

                 10. In the event that Landlord or Lender incurs any expenses in the enforcement of this Guaranty, including reasonable attorneys' fees reasonably incurred by Lender and Landlord (provided, however, that the interests of Lender and Landlord shall be represented by one law firm except in the case of an established conflict of interest), whether or not legal action be instituted, Guarantor shall pay the same immediately upon demand by Landlord or Lender, as the case may be.

                 11. Landlord shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by Landlord, and then only to the extent specifically set forth therein; a waiver on one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

                 12. All notices, demands, requests, consents, approvals, offers, statements and other instruments or communications required or permitted to be given pursuant to the provisions of this Guaranty shall be in writing and shall be deemed to have been given for all purposes when delivered in person or by Federal Express or other 24-hour delivery service or person or by Federal Express or other 24-hour delivery service five (5) business days after being deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, addressed to the other party at its address stated above. A copy of any notice given by Guarantor to Landlord shall simultaneously be given by Guarantor to ReedSmith LLP, 2500 One Liberty Place, Philadelphia, PA 19103, Attention: Chairman, Real Estate Department. For the purposes of this Section 12, any party may substitute its address by giving fifteen (15) days' notice to the other party, in the manner provided above.

                 13. Notice of acceptance of this Guaranty by Landlord or any Lender or assignee of either of them and notice of any obligations or liabilities contracted or incurred by any Tenant under its respective Lease are hereby waived by Guarantor.

                 14. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

                 15. This Guaranty may not be modified or amended except by a written agreement duly executed by Guarantor with the consent in writing of Landlord and Lender. This Guaranty shall be binding upon Guarantor and shall inure to the benefit of Landlord and its assigns as permitted hereunder. In the event any one or more of the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty, but this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                 16. Capitalized terms not otherwise defined in this Guaranty shall have the meanings set forth for such terms in the applicable Lease.

                 17. As an additional inducement to Landlord for the execution and delivery of the Lease Amendments, Guarantor shall pay or cause to be paid to Landlord simultaneously with the execution and delivery of this Agreement and the Lease Amendments, a one-time rent payment (in addition to any rent payments due under the Leases,) in the amount equal to Four Hundred Thousand Dollars ($400,000), payable by wire transfer. In addition, Guarantor shall pay the reasonable legal fees and expenses of Landlord's counsel in connection with the execution of this Guaranty and any related transactions thereto.

                 IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and its corporate seal to be hereunto affixed and attested by its officers thereunto duly authorized.

                                        SYBRON INTERNATIONAL CORPORATION


                                        By: /s/ DENNIS BROWN
                                            ----------------------------------
                                            Name:  Dennis Brown
                                            Title: VP -- Finance, CPO & Treas.


                                        Attest: /s/ R. JEFFREY HARRIS
                                                --------------------------------
                                                      Secretary

[CORPORATE SEAL]

                                    EXHIBIT A

                                   DEFINITIONS

                 Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Exhibit A and of any amendment hereto shall have the respective meanings specified herein. The words "herein" "hereof" and "hereunder" and other words of similar import refer to this Exhibit A as a whole and not to any particular Section or other subdivision. The terms defined in this Section include the plural as well as the singular.

                 "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to, any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                 "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the date of this Guaranty.

                 "Change in Control" means, with respect to the, Guarantor (i) a sale of all or substantially all of the Guarantor's assets to any Person or related group of Persons (other than an Affiliate or Affiliates of the Guarantor) as an entirety or substantially as an entirety in one transaction or series of transactions, (ii) the merger or consolidation of the Guarantor with or into another corporation or the merger of another corporation into the Guarantor with the effect that the Controlling Stockholders hold less than 50% of the total voting power entitled to vote in the election of directors, managers or trustees of the surviving corporation of such merger or consolidation (any nonvoting Common Stock of the surviving corporation having terms substantially similar to the Guarantor's nonvoting Common Stock shall be considered voting stock for purposes of this provision) or (iii) the liquidation or dissolution of the Guarantor.

                 "Change in Control Credit Event" means, with respect to the Guarantor, a Change in Control immediately after which Guarantor fails to have either (i) an issue credit rating of "BBB" or better by Standard & Poor's Rating Corporation or (ii) a publicly traded unsecured senior debt of "Baa" or better by Moody's Investors Services, Inc..

                 "Common Stock" means, with respect to any Person, any and all shares, interests, participations and other equivalents (however, designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the date of this Guaranty, and includes, with limitation, all series and classes of such common stock.

                 "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof
(in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                 "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the Capital Stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.